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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19 2002

BIONOVA HOLDING CORPORATION
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	0-12177 (Commission File Number)	75-2632242 (IRS Employer Identification No.)

9255 Customhouse Plaza, Suite I
San Diego, California 92154
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (877) 393-7118

6701 San Pablo Avenue, Oakland, California 94608
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        On August 19, 2002, Bionova Holding Corporation, a Delaware corporation (the "Company"), filed its quarterly report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and the Chief Financial Officer of the Company, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONOVA HOLDING CORPORATION
Date: August 19, 2002	By:	/s/ BERNARDO JIMENEZ Bernardo Jimenez Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Certificate of Bernardo Jimenez, Chief Executive Officer of Bionova Holding Corporation, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).
99.2	Certificate of Gabriel Montemayor, Chief Financial Officer of Bionova Holding Corporation, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).

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  Item 9. Regulation FD Disclosure.
SIGNATURE